UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

NUVALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40671	81-5112298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nuvalent, Inc.

One Broadway, 14th Floor, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

(857) 357-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2024, Nuvalent, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 57,443,351 shares of the Company’s Class A common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 97.18% of the Company’s outstanding Class A common stock as of April 16, 2024, the record date for the Annual Meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”).

Proposal No. 1 — The following nominees were elected as Class III directors, each to serve on the Company’s Board of Directors for a three-year term expiring at the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, based on the following votes:

Nominee	For	Withheld	Broker Non-Votes
Emily Drabant Conley, Ph.D.	56,697,255	427,902	318,194
Sapna Srivastava, Ph.D.	54,593,763	2,531,394	318,194
Cameron Wheeler, Ph.D.	53,042,280	4,082,877	318,194

Proposal No. 2 — The compensation paid to the Company's named executive officers was approved, on an advisory basis, based on the following votes:

For	Against	Abstain	Broker Non-Votes
55,798,941	1,324,379	1,837	318,194

Proposal No. 3 — An annual frequency for holding future advisory votes to approve the compensation paid to the Company's named executive officers was approved, on an advisory basis, based on the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
56,779,393	998	343,940	826	318,194

After taking into consideration the stockholder voting results above and the recommendation of the board of directors of the Company as disclosed in the Proxy Statement, the board of directors of the Company has determined to hold a non-binding advisory vote on the compensation paid to the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory votes.

Proposal No. 4 — The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
57,430,250	9,503	3,598	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvalent, Inc.

Date: June 14, 2024	By:	/s/ Deborah A. Miller
Deborah A. Miller, Ph.D.
Chief Legal Officer and Secretary